UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 1, 2021
Federal Home Loan Bank of Topeka
__________________________________________
(Exact name of registrant as specified in its charter)

Federally chartered corporation of the United States	000-52004	48-0561319
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
500 SW Wanamaker Road, Topeka, KS		66606
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: 785.233.0507

Not Applicable
___________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

                                        Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The Federal Home Loan Bank of Topeka (“FHLBank”) obtains most of its funds from the sale of debt securities, known as consolidated obligations, in the capital markets. Consolidated obligations, which consist of bonds and discount notes, are by regulation the joint and several obligations of the eleven Federal Home Loan Banks. The Federal Home Loan Banks are regulated by the Federal Housing Finance Agency (the “Finance Agency”) and the Finance Agency regulations authorize the Finance Agency to require any Federal Home Loan Bank to repay all or a portion of the principal of or interest on consolidated obligations for which another Federal Home Loan Bank is the primary obligor. Consolidated obligations are sold to the public through the Office of Finance using authorized securities dealers. Consolidated obligations are backed only by the financial resources of the 11 Federal Home Loan Banks and are not guaranteed by the United States government.

Schedule A sets forth all consolidated obligation bonds and discount notes committed to be issued by the Federal Home Loan Banks, for which the FHLBank is the primary obligor, on the trade dates indicated, other than discount notes with a maturity of one year or less that are issued in the ordinary course of business. Schedule A also includes any consolidated obligations with a remaining maturity in excess of one year, if any, for which we have assumed the primary repayment obligation from another Federal Home Loan Bank.

We may elect to change our method of reporting information on the issuance or assumption of consolidated obligations at any time. In reviewing the information in this Current Report on Form 8-K, please note:

• although consolidated obligations issuance is material to the FHLBank, we have not made a judgment as to the materiality of any particular consolidated obligation or obligations;
• Schedule A does not address any interest-rate exchange agreements (or other derivative instruments) which we may enter into as a result of our asset and liability management strategies and that may be associated, directly or indirectly, with one or more of the reported consolidated obligations;
• Schedule A will not enable a reader to track changes in the total consolidated obligations outstanding for which we are the primary obligor because Schedule A generally excludes consolidated obligation discount notes with a maturity of one year or less and does not reflect whether the proceeds from the issuance of the reported consolidated obligations will be used to, among other things, satisfy called or maturing consolidated obligations. We will report the total consolidated obligations outstanding for which we are the primary obligor in our periodic reports filed with the Securities and Exchange Commission; and
• the principal amounts reported on Schedule A represent the principal amount of the reported consolidated obligations at par, which may not correspond to the amounts reported in our financial statements prepared in accordance with generally accepted accounting principles contained in our periodic reports filed with the Securities and Exchange Commission, because the par amount does not account for, among other things, any discounts, premiums or concessions; and
• Schedule A does not describe types and style of consolidated obligations that are not issued on behalf of, or assumed by, the FHLBank as primary obligor, but that may be issued on behalf of other Federal Home Loan Banks as primary obligors.

Schedule A

TRADE DATE	CUSIP	SETTLEMENT DATE	MATURITY DATE	NEXT PAY DATE	CALL TYPE (1)	CALL STYLE (2)	RATE TYPE/RATE SUB-TYPE (3)(4)	NEXT CALL DATE	COUPON PCT	BANK PAR ($)
12/01/2021	3130AQ5Y5	12/30/2021	09/30/2025	06/30/2022	Optional Principal Redemption	Bermudan	Fixed Constant	03/30/2022	1.3	15,000,000
12/01/2021	3130AQ5Z2	12/30/2021	09/30/2024	06/30/2022	Optional Principal Redemption	Bermudan	Fixed Constant	03/30/2022	1.05	20,000,000
12/01/2021	3130AQ6L2	12/02/2021	06/01/2028	03/01/2022	Non-Callable		Variable Single Index Floater			100,000,000
12/02/2021	3130AQ5W9	12/20/2021	06/20/2025	06/20/2022	Optional Principal Redemption	European	Fixed Step Up	12/20/2022	0.5	15,000,000
12/02/2021	3130AQ5Z2	12/30/2021	09/30/2024	06/30/2022	Optional Principal Redemption	Bermudan	Fixed Constant	03/30/2022	1.05	20,000,000
12/02/2021	3130AQ5Z2	12/30/2021	09/30/2024	06/30/2022	Optional Principal Redemption	Bermudan	Fixed Constant	03/30/2022	1.05	30,000,000
12/02/2021	3130AQ6S7	12/03/2021	03/23/2022	03/23/2022	Non-Callable		Fixed Constant		0.05	500,000,000
12/02/2021	3130AQ6Y4	12/28/2021	03/28/2024	03/28/2022	Optional Principal Redemption	Bermudan	Fixed Constant	03/28/2022	0.85	15,000,000
12/02/2021	3130AQ6Y4	12/28/2021	03/28/2024	03/28/2022	Optional Principal Redemption	Bermudan	Fixed Constant	03/28/2022	0.85	30,000,000
12/02/2021	3130AQ7B3	12/21/2021	12/21/2027	06/21/2022	Optional Principal Redemption	Bermudan	Fixed Constant	06/21/2022	1.61	25,000,000
12/02/2021	3130AQ7L1	12/16/2021	11/16/2026	05/16/2022	Optional Principal Redemption	Bermudan	Fixed Constant	02/16/2022	1.605	100,000,000
12/02/2021	3130AQA52	12/22/2021	06/13/2025	06/22/2022	Optional Principal Redemption	Bermudan	Fixed Constant	03/22/2022	1.25	30,000,000
12/03/2021	3130AQAN3	12/10/2021	12/10/2024	03/10/2022	Non-Callable		Variable Single Index Floater			25,000,000
12/03/2021	3130AQAP8	12/09/2021	12/10/2024	03/10/2022	Non-Callable		Variable Single Index Floater			55,000,000

(1) Call Type Description:
Optional Principal Redemption bonds (callable bonds) may be redeemed by the FHLBank in whole or in part at its discretion on predetermined call dates, according to the terms of the bond.
Indexed Amortizing Notes (indexed principal redemption bonds) repay principal based on a predetermined amortization schedule or formula that is linked to the level of a certain index, according to the terms of the bond.
Scheduled Amortizing Notes repay principal based on a predetermined amortization schedule, according to the terms of the bond.

(2) Call Style Description:
Indicates whether the consolidated obligation is redeemable at the option of the FHLBank, and if so redeemable, the type of redemption provision. The types of redemption provisions are:
American Bonds are redeemable continuously on and after the first redemption date and until maturity.
Bermudan Bonds are redeemable on specified recurring dates on and after the first redemption date, until maturity.
European Bonds are redeemable on a particular date only.
Canary Bonds are redeemable on specified recurring dates on and after the first redemption date until a specified date prior to maturity.
Multi-European Bonds are redeemable on particular dates only.

(3) Rate Type Description:
Conversion Bonds have coupons that convert from fixed to variable, or variable to fixed, or a mix of capped coupons and non-capped coupons, or from one variable type to another, or from one U.S. or other currency index to another, according to the terms of the bond.
Fixed Bonds generally pay interest at constant or stepped fixed rates over the life of the bond, according to the terms of the bond.
Variable Bonds may pay interest at different rates over the life of the bond, according to the terms of the bond.

(4) Rate Sub-Type Description:
Constant bonds generally pay interest at fixed rates over the life of the bond, according to the terms of the bond.
Step Down bonds generally pay interest at decreasing fixed rates for specified intervals over the life of the bond, according to the terms of the bond.
Step Up bonds generally pay interest at increasing fixed rates for specified intervals over the life of the bond, according to the terms of the bond.
Step Up/Down bonds generally pay interest at various fixed rates for specified intervals over the life of the bond, according to the terms of the bond.
Capped Floater bonds have an interest rate that cannot exceed a stated or calculated ceiling, according to the terms of the bond.
Stepped Floater bonds pay interest based on an increasing spread over an index, according to the terms of the bond.
Range bonds may pay interest at different rates depending upon whether a specified index is inside or outside a specified range, according to the terms of the bond.
Single Index Floater bonds pay interest at a rate that increases as an index rises and decreases as an index declines, according to the terms of the bond.
Ratchet Floater bonds pay interest subject to increasing floors, according to the terms of the bond, such that subsequent coupons may not be lower than the previous coupon.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of Topeka

December 7, 2021	By: /s/ Steven Townsend
Date	Name: Steven Townsend
Title: VP, Director of Investments & Balance Sheet Strategy